UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gulfport Energy Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

Gulfport Energy Corporation

3001 Quail Springs Parkway
Oklahoma City, Oklahoma 73134

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16, 2020

The following Notice of Change of Location (the “Notice”) relates to the definitive proxy statement filed by Gulfport Energy Corporation (the “Company”) on June 12, 2020 and made available to certain stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Meeting of Stockholders to be held on July 16, 2020. The Notice is being filed with the U.S. Securities and Exchange Commission and is being made available to stockholders on or about July 6, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.

3001 Quail Springs Parkway
Oklahoma City, Oklahoma 73134

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 16, 2020

To the Stockholders of Gulfport:

Due to the public health impact of the coronavirus (COVID-19) pandemic, related governmental actions and the importance of safeguarding the health of our stockholders, employees and directors, the location and format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be held solely by means of remote communication (i.e., a virtual-only meeting), as described below.

The Annual Meeting will still be held on Thursday, July 16, 2020 at 10:30 a.m. Central Time. As described in the definitive proxy statement for the Annual Meeting that was previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of Gulfport Energy Corporation (the “Company”) as of the close of business on June 16, 2020 (the “Record Date”).

To participate in the Annual Meeting online, please follow the instructions below. Stockholders must register for the Annual Meeting no later than 9:00 a.m. Central Time on July 15, 2020. Once admitted to the virtual Annual Meeting, you may submit questions, vote your shares and view a list of stockholders by following the instructions available on the meeting website.

The proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in location and format of the Annual Meeting and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required unless you wish to change your vote.

The Annual Meeting will begin promptly at 10:30 a.m. Central Time. Online access will open 10 minutes prior to the start of the Annual Meeting, and you should allow ample time to log in to the meeting website and test your computer audio system. Technicians will be available to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page of the meeting website.

Registering for the Virtual Annual Meeting

Stockholders of Record

If you were a stockholder of record as of the Record Date, then you may register to attend the Annual Meeting by emailing a copy of your proxy card or a statement showing your ownership as of the Record Date to GPOR@Proxy-Agent.com. After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions on how to access the Annual Meeting.

Beneficial Owners

If you were a beneficial owner (i.e., your shares were held by a broker, bank, financial institution or other nominee or intermediary in “street name”) as of the Record Date, then you may register to attend the Annual Meeting by emailing GPOR@Proxy-Agent.com and attaching evidence that you beneficially owned shares as of the Record Date. Such evidence may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee or intermediary, an account statement or a letter or legal proxy from such custodian. After registering and upon verification of your ownership, you will receive a confirmation email prior to the Annual Meeting with a link and instructions on how to access the Annual Meeting.

Voting at the Virtual Annual Meeting

Stockholders of Record

If you were a stockholder of record as of the Record Date and have successfully registered to attend the Annual Meeting, then you may vote at the Annual Meeting by clicking on the ‘Shareholder Ballot’ link on the virtual Annual Meeting site, completing the electronic ballot and clicking ‘Sign and Submit’ to send your completed ballot directly to the Inspector of Election before the polls are closed at the Annual Meeting.

You may also vote your shares prior to the Annual Meeting over the Internet, by phone or by completing the proxy card included with the proxy statement for the Annual Meeting and returning it using the postage-paid envelope previously provided.

Beneficial Owners

If you were a beneficial owner (i.e., your shares were held by a broker, bank, financial institution or other nominee or intermediary in “street name”) as of the Record Date and intend to vote at the Annual Meeting, then you must request a legal proxy from your broker, bank, financial institution or other nominee or intermediary, and save it as a PDF or image file format in order to upload a copy with your electronic ballot during the Annual Meeting. The Company is not involved in the provision of legal proxies from brokers to beneficial shareholders. If you do not request a legal proxy prior to the Annual Meeting or your broker fails to provide you with a legal proxy, then you will not be able to vote or change your previously submitted vote at the Annual Meeting.

If you were a beneficial owner as of the Record Date and have successfully registered to attend the virtual Annual Meeting, then you may vote at the Annual Meeting by clicking on the ‘Shareholder Ballot’ link on the virtual Annual Meeting site, completing the electronic ballot, uploading your legal proxy or other evidence of authority to vote and clicking ‘Sign and Submit’ to have your completed ballot sent directly to the Inspector of Election before the polls are closed at the Annual Meeting.

The voting instruction form you received in connection with the Annual Meeting is not a legal proxy. If you request a legal proxy from your broker, bank, financial institution or other nominee or intermediary, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank, financial institution or other nominee or intermediary to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting.

You may also vote your shares prior to the Annual Meeting over the Internet or by telephone by following the voting procedures on your voting instruction form or by completing their voting instruction form and returning it using the postage-paid envelope previously provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting via one of the methods described in the proxy materials previously distributed to you in connection with the Annual Meeting.

By Order of the Board of Directors,

Patrick K. Craine

General Counsel and Corporate Secretary

Dated: July 6, 2020

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